SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                        _________________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                 Date of Report: June 18, 1998
               (Date of earliest event reported)


                 BEDFORD PROPERTY INVESTORS, INC.
      (Exact name of Registrant as specified in its charter)




Maryland                         1-12222                       68-0306514

(State or other                (Commission                  (I.R.S. Employer
jurisdiction of                File Number)                Identification No.)
incorporation)



270 Layfayette Circle, Lafayette, California                       94549
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:  (925) 283-8910

Item 5.  Other Events.

        (i) Reference is made to the press release issued to the public by the Registrant on June 18, 1998, the text of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

        (c)  Exhibits.

             99.1 Text of press release of Bedford Property Investors,
                  Inc. dated June 18, 1998.

                           SIGNATURES:

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                 BEDFORD PROPERTY INVESTORS, INC.
                                      (Registrant)


                                 By:  /s/ Scott R. Whitney

                                      Scott R. Whitney
                                      Senior Vice President and
                                      Chief Financial Officer

Dated: June 23, 1998

                           EXHIBIT 99.1

CONTACT:                                        FOR IMMEDIATE RELEASE
Peter B. Bedford                                     June 18, 1998
Chairman of the Board and
Chief Executive Officer

Bob Pester
Chief Investment Officer

Telephone: (925) 283-8910

  Bedford Property Investors to Explore Strategic Alternatives

Bedford Property Investors, Inc. (NYSE:BED), announced today that it has engaged Lehman Brothers Inc. as financial advisor to assist the Company in the exploration and evaluation of strategic alternatives. These alternatives include the potential sale or merger of the Company, spinning off or selling certain of the Company's properties or entering into other business combinations.

Commenting on the Company's decision to explore these alternatives, Peter Bedford, Chairman of the Board and Chief Executive Officer, stated, "We believe that this is an appropriate time for Bedford Property Investors to review its strategic direction. We have engaged Lehman Brothers to assist us because of their knowledge and experience in the REIT industry and in the evaluation of strategic alternatives." Mr. Bedford cautioned, however, that it was possible that no action would be taken. "Whatever the strategic course of action the Board decides to pursue on behalf of the Company, it will be one that is designed to continue to create value for our stockholders," he concluded.

Bedford Property Investors is a self-administered equity real estate investment trust (REIT) with investments in suburban office buildings and industrial properties concentrated in the western United States. It is traded on the New York and Pacific Exchanges under the symbol "BED" and its web site is www.bedfordproperty.com.

This press release contains statements that are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which represent the Company's expectations or beliefs concerning future events. The Company cautions that these statements are further qualified by important factors, including, but not limited to, an inability to complete a transaction on terms acceptable to the Company, that could cause actual results to differ materially from those in the forward-looking statements. In addition, a number of additional factors are set forth in the Company's filings with the Securities and Exchange Commission, including the Company's final Prospectus from its last equity offering, dated November 3, 1997 and its Annual Report on Form 10-K for the year ended December 31, 1997.

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